CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : AUGUST 1999

Beginning of the Month Principal Receivables :                                                               10,496,205,755.68
                                                                                                             ------------------
Beginning of the Month Finance Charge Receivables :                                                             333,232,372.98
                                                                                                             ------------------
Beginning of the Month Discounted Receivables :                                                                           0.00
                                                                                                             ------------------
Beginning of the Month Total Receivables :                                                                   10,829,438,128.66
                                                                                                             ------------------

Removed Principal Receivables :                                                                                           0.00
                                                                                                             ------------------
Removed Finance Charge Receivables :                                                                                      0.00
                                                                                                             ------------------
Removed Total Receivables :                                                                                               0.00
                                                                                                             ------------------

Additional Principal Receivables :                                                                               63,486,085.69
                                                                                                             ------------------
Additional Finance Charge Receivables :                                                                             252,743.84
                                                                                                             ------------------
Additional Total Receivables :                                                                                   63,738,829.53
                                                                                                             ------------------

Discounted Receivables Generated this Period                                                                              0.00
                                                                                                             ------------------

End of the Month Principal Receivables :                                                                     10,323,137,581.94
                                                                                                             ------------------
End of the Month Finance Charge Receivables :                                                                   324,190,256.31
                                                                                                             ------------------
End of the Month Discounted Receivables :                                                                                 0.00
                                                                                                             ------------------
End of the Month Total Receivables :                                                                         10,647,327,838.25
                                                                                                             ------------------

Excess Funding Account Balance                                                                                            0.00
                                                                                                             ------------------
Adjusted Invested Amount of all Master Trust Series                                                           9,383,561,337.82
                                                                                                             ------------------

End of the Month Seller Percentage                                                                                       9.10%
                                                                                                             ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : AUGUST 1999                                                              ACCOUNTS              RECEIVABLES
                                                                                          --------              -----------
End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                   138,789.00      169,804,503.69
                                                                                       --------------------  ------------------
      60 - 89 Days Delinquent                                                                    79,222.00      105,112,007.86
                                                                                       --------------------  ------------------
      90 + Days Delinquent                                                                      141,605.00      206,384,540.82
                                                                                       --------------------  ------------------

      Total 30 + Days Delinquent                                                                359,616.00      481,301,052.37
                                                                                       --------------------  ------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                         4.52%
                                                                                                             ------------------

Defaulted Accounts During the Month                                                              41,985.00       47,678,317.57
                                                                                       --------------------  ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                     5.45%
                                                                                                             ------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : AUGUST 1999                                                 COLLECTIONS                       PERCENTAGES
                                                                             -----------                       -----------

Total Collections and Gross Payment Rate                                           1,500,294,052.09                         13.85%
                                                                         ---------------------------    ---------------------------

Collections of Principal Receivables and Principal Payment Rate                    1,296,780,094.14                         12.35%
                                                                         ---------------------------    ---------------------------

      Prior Month Billed Finance Charge and Fees                                     166,201,845.96
                                                                         ---------------------------
      Amortized AMF Income                                                            11,707,901.57
                                                                         ---------------------------
      Interchange Collected                                                           16,221,677.52
                                                                         ---------------------------
      Recoveries of Charged Off Accounts                                              14,753,529.04
                                                                         ---------------------------
      Collections of Discounted Receivables                                                    0.00
                                                                         ---------------------------

Collections of Finance Charge Receivables and Annualized Yield                       208,884,954.09                         23.88%
                                                                         ---------------------------    ---------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : AUGUST 1999

Beginning Unamortized AMF Balance                                                                                    65,481,104.65
                                                                                                        ---------------------------
+     AMF Slug for Added Accounts                                                            698.75
                                                                         ---------------------------
+     AMF Collections                                                                  6,336,905.43
                                                                         ---------------------------
-     Amortized AMF Income                                                            11,707,901.57
                                                                         ---------------------------
Ending Unamortized AMF Balance                                                                                       60,110,807.26
                                                                                                        ---------------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : AUGUST 1999

Gross Principal Payment Rate                                                                 12.35%
                                                                         ---------------------------

May 17, 1994   3% Discount of Addition                                                                               50,184,973.92
                                                                                                        ---------------------------
      Total Discounted Receivables Collections as of Beginning of Month               50,184,973.92
                                                                         ---------------------------
      Collections of Discounted Receivables Current Month                                      0.00
                                                                         ---------------------------
Discounted Receivables to be Collected                                                                                        0.00
                                                                                                        ---------------------------


                                                  /s/ Charles Kim
                                                  ------------------------------
                                                  Charles Kim
                                                  Securitization Manager



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